ADVANCES TO SUPPLIERS, NET (Tables)	12 Months Ended
Sep. 30, 2023
Advances To Suppliers Net
SCHEDULE OF ADVANCES TO SUPPLIERS

Advances to suppliers, net, consist of the following:

Schedule of Advances to suppliers:	September 30, 2023	September 30, 2022

Raw materials purchase	$6,406,488	$3,654,520
Construction of the CIP	6,716,009	2,105
Machinery and equipment	1,918,860	-
Others	75,834	435,365
Less: allowance for doubtful accounts	-	-
Advances to suppliers, net	$15,117,191	$4,091,990